                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                                               Three Months Ended
                                               ----------------------------------------------------------------------------------
                                                  December         December        September           June            March
                                                    2002             2001             2002             2002             2002
                                               --------------   --------------   --------------   --------------   --------------
Interest & Loan Fees Income                           $83,089          $86,621          $86,413          $84,738          $85,238
Tax Equivalent Adjustment                               2,670            2,954            2,725            2,779            2,803
                                               --------------   --------------   --------------   --------------   --------------
     Interest & Fees Income (FTE)                      85,759           89,575           89,138           87,517           88,041
Interest Expense                                       31,968           38,542           32,677           33,322           34,590
                                               --------------   --------------   --------------   --------------   --------------
     Net Interest Income (FTE)                         53,791           51,033           56,461           54,195           53,451

Loan Loss Provision                                     2,212            4,046            1,823            1,675            2,227

Non-Interest Income:
  Inv. Securities Transactions                         (1,305)             705           (4,368)            (289)            (304)
  Trust Revenue                                         2,200            1,922            2,303            2,115            2,274
  Service Charges on Deposits                           8,722            7,196            8,299            7,833            7,155
  Income from Mortgage Banking Operations              11,341            7,481           11,203            7,148            6,450
  Other Non-Interest Revenue                              585              304            1,292              463              362
                                               --------------   --------------   --------------   --------------   --------------
     Total Non-Interest Income                         21,543           17,608           18,729           17,270           15,937
                                               --------------   --------------   --------------   --------------   --------------

Non-Interest Expense:
  Staff Expense                                        21,632           15,530           21,595           19,158           17,614
  Occupancy & Equipment                                 3,733            2,608            3,252            3,421            2,639
  Other Expenses                                       12,538           11,059           12,903           11,667           10,826
  Amortization of Intangibles                             249              902              562              249              585
  OREO Expense                                            264              157              231              168              165
  FDIC Expense                                            158              158              154              166              201
                                               --------------   --------------   --------------   --------------   --------------
     Total Non-Interest Expense                        38,574           30,414           38,697           34,829           32,030
                                               --------------   --------------   --------------   --------------   --------------

Pre-Tax Earnings (FTE)                                 34,548           34,181           34,670           34,961           35,131

Tax Equivalent Adjustment                               2,670            2,954            2,725            2,779            2,803
                                               --------------   --------------   --------------   --------------   --------------

Reported Pre-Tax Earnings                              31,878           31,227           31,945           32,182           32,328

Taxes                                                   9,325           10,152            9,592            9,976           10,507
                                               --------------   --------------   --------------   --------------   --------------

Net Income                                            $22,553          $21,075          $22,353          $22,206          $21,821
                                               ==============   ==============   ==============   ==============   ==============

MEMO: Effective Tax Rate                                29.25%           32.51%           30.03%           31.00%           32.50%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                                               Year-to-Date
                                                     -----------------------------------------------------------------
                                                        December         December         December         December
                                                          2002             2001             2000             1999
                                                     --------------   --------------   --------------   --------------
Interest & Loan Fees Income                                $339,478         $360,610         $377,847         $354,665
Tax Equivalent Adjustment                                    10,975           11,638           11,093            8,273
                                                     --------------   --------------   --------------   --------------
     Interest & Fees Income (FTE)                           350,453          372,248          388,940          362,938
Interest Expense                                            132,557          175,507          197,766          174,402
                                                     --------------   --------------   --------------   --------------
     Net Interest Income (FTE)                              217,896          196,741          191,174          188,536

Loan Loss Provision                                           7,937           12,833           15,745            8,800

Non-Interest Income:
  Inv. Securities Transactions                               (6,266)            (518)         (13,864)             677
  Trust Revenue                                               8,892            8,213            7,053            6,020
  Service Charges on Deposits                                32,009           26,624           22,402           19,863
  Income/(loss) from Mortgage Banking Operations             36,142           26,518           16,340           22,392
  Other Non-Interest Revenue                                  2,702            1,368            1,855            2,126
                                                     --------------   --------------   --------------   --------------
     Total Non-Interest Income                               73,479           62,205           33,786           51,078
                                                     --------------   --------------   --------------   --------------

Non-Interest Expense:
  Staff Expense                                              79,999           61,109           53,174           60,111
  Occupancy & Equipment                                      13,045           10,514           11,787           12,206
  Other Expenses                                             47,934           39,219           41,106           40,693
  Amortization of Intangibles                                 1,645            3,288            3,266            3,279
  OREO Expense                                                  828              653              216              508
  FDIC Expense                                                  679              962              873              722
                                                     --------------   --------------   --------------   --------------
     Total Non-Interest Expense                             144,130          115,745          110,422          117,519
                                                     --------------   --------------   --------------   --------------

Pre-Tax Earnings (FTE)                                      139,308          130,368           98,793          113,295

Tax Equivalent Adjustment                                    10,975           11,638           11,093            8,273
                                                     --------------   --------------   --------------   --------------

Reported Pre-Tax Earnings                                   128,333          118,730           87,700          105,022

Taxes                                                        39,400           38,739           28,724           34,774
                                                     --------------   --------------   --------------   --------------

Net Income                                                  $88,933          $79,991          $58,976          $70,248
                                                     ==============   ==============   ==============   ==============

MEMO: Effective Tax Rate                                      30.70%           32.63%           32.75%           33.11%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Balance Sheets

                                            December 31   December 31
                                                2002          2001
                                               Q-T-D         Q-T-D      December 31   December 31   December 31
                                              Average       Average        2002          2001          2000
                                            -----------   -----------   -----------   -----------   -----------
Cash & Cash Equivalents                     $   145,773   $   126,502   $   175,363   $   157,394   $   144,810

Securities Available for Sale                 1,078,187     1,212,454     1,022,314     1,149,073       865,266
Held to Maturity Securities                     267,874       280,476       263,176       281,636       380,068
                                            -----------   -----------   -----------   -----------   -----------
  Total Securities                            1,346,061     1,492,930     1,285,490     1,430,709     1,245,334
                                            -----------   -----------   -----------   -----------   -----------
    Total Cash and Securities                 1,491,834     1,619,432     1,460,853     1,588,103     1,390,144
                                            -----------   -----------   -----------   -----------   -----------

  Loans held for sale                           553,334       338,377       582,718       368,625       203,831

  Commercial Loans                            1,923,856     1,697,468     1,885,275     1,849,208     1,527,008
  Mortgage Loans                              1,272,380     1,206,077     1,335,606     1,313,891     1,359,044
  Consumer Loans                                358,688       311,399       352,280       339,235       306,442
                                            -----------   -----------   -----------   -----------   -----------

    Loans & Leases, net of unearned income    3,554,924     3,214,944     3,573,161     3,502,334     3,192,494

Reserve for loan & Lease  Losses                (47,359)      (43,818)      (47,387)      (47,408)      (40,532)

Goodwill                                         90,631        45,393        90,416        80,848        35,102
Other Intangibles                                 6,130         4,675         5,869         7,750         4,122
                                            -----------   -----------   -----------   -----------   -----------
  Total Intangibles                              96,761        50,068        96,285        88,598        39,224

Real Estate Owned                                 4,327         5,555         4,267         2,763         2,109
Other Assets                                    114,342       103,807       122,122       128,760       117,277
                                            -----------   -----------   -----------   -----------   -----------
    Total Assets                            $ 5,768,163   $ 5,288,365   $ 5,792,019   $ 5,631,775   $ 4,904,547
                                            ===========   ===========   ===========   ===========   ===========

MEMO: Earning Assets                        $ 5,422,822   $ 5,010,886   $ 5,454,471   $ 5,301,211   $ 4,643,668
                                            ===========   ===========   ===========   ===========   ===========

Interest-bearing Deposits                   $ 3,186,069   $ 2,959,481   $ 3,161,620   $ 3,134,008   $ 2,852,034
Noninterest-bearing Deposits                    647,289       537,600       739,228       653,785       539,415
                                            -----------   -----------   -----------   -----------   -----------
  Total Deposits                              3,833,358     3,497,081     3,900,848     3,787,793     3,391,449

Short-term Borrowings                           606,887       531,878       573,549       527,128       333,716
Long-term Borrowings                            693,878       698,492       708,573       745,255       706,512
                                            -----------   -----------   -----------   -----------   -----------
  Total Borrowings                            1,300,765     1,230,370     1,282,122     1,272,383     1,040,228

Other Liabilities                                88,015        79,270        67,510        65,070        42,000
                                            -----------   -----------   -----------   -----------   -----------

    Total Liabilities                         5,222,138     4,806,721     5,250,480     5,125,246     4,473,677
                                            -----------   -----------   -----------   -----------   -----------

Common Equity                                   546,025       481,644       541,539       506,529       430,870
                                            -----------   -----------   -----------   -----------   -----------
    Total Shareholders' Equity                  546,025       481,644       541,539       506,529       430,870
                                            -----------   -----------   -----------   -----------   -----------

Total Liabilities & Equity                  $ 5,768,163   $ 5,288,365   $ 5,792,019   $ 5,631,775   $ 4,904,547
                                            ===========   ===========   ===========   ===========   ===========

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)


                                                                                Three Months Ended
                                                         ----------------------------------------------------------------
                                                           December     December     September      June        March
Quarterly Share Data:                                        2002         2001         2002         2002         2002
                                                         ------------ ------------ ------------ ------------ ------------
Earnings Per Share:
     Basic                                               $      0.53  $      0.51  $      0.53  $      0.52  $      0.51
     Diluted                                             $      0.53  $      0.49  $      0.52  $      0.51  $      0.50

Common Dividend Declared Per Share                       $      0.25  $      0.23  $      0.24  $      0.23  $      0.23

High Common Stock Price                                  $     31.50  $     29.50  $     31.65  $     32.25  $     29.97
Low Common Stock Price                                   $     26.09  $     26.25  $     24.88  $     27.18  $     27.56

Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                                42,155,892   41,559,161   42,419,925   42,691,886   42,899,060
     Diluted                                              42,669,955   42,217,513   43,103,509   43,391,049   43,548,650

Memorandum Items:

Tax Applicable to Security Transactions                        ($457) $       247      ($1,529)       ($101)       ($106)

Common Dividends                                         $    10,526  $     9,892  $    10,192  $     9,801  $     9,869

                                                                                         Year-to-Date
                                                                      ---------------------------------------------------
                                                                        December     December     December     December
YTD Share Data:                                                           2002         2001         2000         1999
                                                                      ------------ ------------ ------------ ------------
Earnings Per Share:
     Basic                                                            $      2.09  $      1.93  $      1.41  $      1.63
     Diluted                                                          $      2.06  $      1.90  $      1.40  $      1.61

Common Dividend Declared Per Share                                    $      0.95  $      0.91  $      0.84  $      0.82

Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                                             42,537,980   41,497,304   41,958,956   43,100,977
     Diluted                                                           43,113,347   42,064,919   42,260,270   43,722,081

Memorandum Items:

Tax Applicable to Security Transactions                                   ($2,193)       ($181)     ($4,852) $       237

Common Dividends                                                      $    40,388  $    38,096  $    35,285  $    35,367

EOP Employees (full-time equivalent)                                        1,460        1,361        1,288        1,387

                                                           December     December     September      June        March
EOP Share Data:                                              2002         2001         2002         2002         2002
                                                         ------------ ------------ ------------ ------------ ------------
Book Value Per Share                                     $     12.88  $     11.80  $     12.72  $     12.53  $     11.81
Tangible Book Value Per Share                            $     10.59  $      9.73  $     10.40  $     10.21  $      9.74

52-week High Common Stock Price                          $     32.25  $     29.50  $     32.25  $     32.25  $     29.97
    Date                                                    05/06/02     12/31/01     05/06/02     05/06/02     03/28/02
52-week Low Common Stock Price                           $     24.88  $     19.44  $     24.88  $     23.20  $     21.55
    Date                                                    07/24/02     03/22/01     07/24/02     09/21/01     04/17/01

EOP Shares Outstanding (Net of Treasury Stock):           42,031,968   42,926,511   42,277,711   42,560,428   42,812,217

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                                                    Three Months Ended
                                                      ------------------------------------------------------------------------------
                                                         December       December        September           June          March
                                                           2002           2001             2002             2002           2002
                                                      -------------- --------------   --------------   -------------- --------------
Selected Yields and Net Interest Margin:

Loans                                                          6.61%          7.55%            6.89%            7.14%          7.27%
Investment Securities                                          5.35%          6.10%            6.23%            6.09%          6.23%
Money Market Investments/FFS                                   2.63%          1.88%            1.72%            1.27%          1.78%
   Average Earning Assets Yield                                6.30%          7.12%            6.71%            6.81%          6.89%
Interest-bearing Deposits                                      2.28%          3.29%            2.42%            2.60%          2.81%
Short-term Borrowings                                          1.81%          2.39%            2.02%            2.02%          2.03%
Long-term Borrowings                                           6.23%          6.12%            6.19%            6.19%          6.12%
   Average Liability Costs                                     2.83%          3.65%            2.96%            3.11%          3.25%
     Net Interest Spread                                       3.47%          3.47%            3.75%            3.71%          3.64%
     Net Interest Margin                                       3.96%          4.07%            4.26%            4.22%          4.16%

Selected Financial Ratios:

Return on Average Common Equity                               16.39%         17.36%           16.37%           17.02%         17.19%
Return on Average Assets                                       1.55%          1.58%            1.58%            1.62%          1.61%
Efficiency Ratio                                              49.66%         43.21%           47.64%           47.96%         44.88%


                                                                                               Year-to-Date
                                                                     ---------------------------------------------------------------
                                                                        December         December         December       December
                                                                          2002             2001             2000           1999
                                                                     --------------   --------------   -------------- --------------
Selected Yields and Net Interest Margin:

Loans                                                                         6.97%            8.27%            8.98%          8.55%
Investment Securities                                                         6.00%            6.68%            6.86%          6.66%
Money Market Investments/FFS                                                  1.77%            4.31%            6.74%          6.22%
   Average Earning Assets Yield                                               6.68%            7.80%            8.34%          7.93%
Interest-bearing Deposits                                                     2.52%            4.04%            4.53%          4.24%
Short-term Borrowings                                                         1.96%            3.46%            5.37%          4.66%
Long-term Borrowings                                                          6.18%            6.28%            6.11%          5.30%
   Average Liability Costs                                                    3.03%            4.37%            4.95%          4.46%
     Net Interest Spread                                                      3.65%            3.43%            3.40%          3.47%
     Net Interest Margin                                                      4.15%            4.12%            4.11%          4.12%

Selected Financial Ratios:

Return on Average Common Equity                                              16.73%           17.51%           14.41%         16.73%
Return on Average Assets                                                      1.59%            1.59%            1.19%          1.44%
Loan / Deposit Ratio                                                         91.60%           92.46%          100.14%         97.21%
Loan Loss Reserve / Loans, net of unearned income                             1.33%            1.35%            1.27%          1.25%
Nonaccrual Loans / Loans, net of unearned income                              0.19%            0.23%            0.26%          0.39%
90-Day Past Due Loans/ Loans, net of unearned income                          0.24%            0.27%            0.15%          0.27%
Non-performing Loans/ Loans, net of unearned income                           0.43%            0.50%            0.40%          0.66%
Non-performing Assets/ Total Assets                                           0.34%            0.54%            0.30%          0.48%
Primary Capital Ratio                                                        10.09%            9.75%            9.53%          8.53%
Shareholders' Equity Ratio                                                    9.35%            8.99%            8.79%          7.81%
Price / Book Ratio                                                            2.26x            2.45x            2.33x          2.82x
Price / Earnings Ratio                                                       14.09x           15.18x           15.23x         14.86x
Efficiency Ratio                                                             47.59%           43.09%           44.78%         49.16%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                 December  December  September      June       March
Asset Quality Data:                                2002      2001       2002        2002        2002
                                                 --------  --------  ---------     -------    -------
EOP Non-Accrual Loans                            $  6,890  $  8,068  $   6,090     $ 7,384    $ 7,824
EOP 90-Day Past Due Loans                           8,461     9,522      6,835       7,604      6,540
                                                 --------  --------  ---------     -------    -------
   Total EOP Non-performing Loans                $ 15,351  $ 17,590  $  12,925     $14,988    $14,364

EOP Non-performing Securities                                10,000                 10,000    $10,000
EOP Other Real Estate & Assets Owned                4,267     2,763      4,368       4,116      4,099
                                                 --------  --------  ---------     -------    -------
   Total EOP Non-performing Assets               $ 19,618  $ 30,353  $  17,293     $29,104    $28,463
                                                 ========  ========  =========     =======    =======

                                                 Three Months Ended              Year to Date
                                                 ------------------  --------------------------------
                                                 December  December  December    December   December
                                                   2002      2001      2002        2001       2000
                                                 --------  --------  ---------   ---------  ---------
Charge-off Analysis:
Gross Charge-offs                                ($ 2,499) ($ 4,092)  ($ 9,499)   ($12,359)  ($15,845)
Recoveries                                            302       229      1,541       1,730      1,033
                                                 --------  --------  ---------   ---------  ---------
Net Charge-offs                                  ($ 2,197) ($ 3,863)  ($ 7,958)   ($10,629)  ($14,812)
                                                 ========  ========  =========   =========  =========